Exhibit 99

Quarterly Financial Supplement—March 31, 2004

Basis of Reporting

Household’s acquisition by HSBC on March 28, 2003 has resulted in a new basis of accounting reflecting the fair value of our assets and liabilities for the “successor” period beginning March 29, 2003. Information for all “predecessor” periods prior to the merger are presented using our historical basis of accounting, which impacts comparability with the “successor” period beginning March 29, 2003. To assist in the comparability of our financial results and to make it easier to discuss and understand our results of operations, this Quarterly Financial Supplement combines the “predecessor” period (January 1 to March 28, 2003) with the “successor” period (March 29 to March 31, 2003) to present “combined” results for the quarter ended March 31, 2003.

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In addition to GAAP financial results, this Quarterly Financial Supplement includes references to the following information which is presented on a non-GAAP basis:

Operating results, percentages and ratios    Certain percentages and ratios have been presented on an operating basis and have been calculated using “operating net income”, a non-GAAP financial measure. “Operating net income” is net income excluding certain nonrecurring items. These nonrecurring items are also excluded in calculating our operating basis efficiency ratios. We believe that excluding nonrecurring items helps readers of our financial statements to better understand the results and trends of our underlying business.

A reconciliation of net income to operating net income follows:

	Three Months Ended
($ millions)	3/31/04	12/31/03	3/31/03
Net income	$481.1	$574.3	$255.4
HSBC acquisition related costs and other merger related items incurred by Household, after-tax	—	—	167.3

Operating net income	$481.1	$574.3	$422.7

Amortization of HSBC merger-related purchase accounting adjustments were not significant during the three months ended March 31, 2004 and 2003 and increased net income by $34.1 million during the three months ended December 31, 2003.

Managed basis reporting    We monitor our operations and evaluate trends on a managed basis (a non-GAAP financial measure), which assumes that securitized receivables have not been sold and are still on our balance sheet. We manage and evaluate our operations on a managed basis because the receivables that we securitize are subjected to underwriting standards comparable to our owned portfolio, are serviced by operating personnel without regard to ownership and result in a similar credit loss exposure for us. In addition, we fund our operations, review our operating results, and make decisions about allocating resources such as employees and capital on a managed basis.

When reporting on a managed basis, net interest margin, provision for credit losses and fee income related to receivables securitized are reclassified from securitization revenue in our owned statements of income into the appropriate caption. Additionally, charge-off and delinquency associated with these receivables are included in our managed basis credit quality statistics.

Debt analysts, rating agencies and others also evaluate our operations on a managed basis for the reasons discussed above and have historically requested managed basis information from us. We believe that managed basis information enables investors and other interested parties to better understand the performance and quality of our entire managed loan portfolio and is important to understanding the quality of originations and the related credit risk inherent in our owned and securitized portfolios.

Equity Ratios    Tangible shareholder’s equity to tangible managed assets (“TETMA”), tangible shareholder’s equity plus owned loss reserves to tangible managed assets (“TETMA + Owned Reserves”) and tangible common equity to tangible managed assets are non-GAAP financial measures that are used by Household management or certain rating agencies to evaluate capital adequacy. These ratios may differ from similarly named measures presented by other companies. The most directly comparable GAAP financial measure is common and preferred equity to owned assets.

We also monitor our equity ratios excluding the impact of purchase accounting adjustments. We do so because we believe that the purchase accounting adjustments represent non-cash transactions which do not affect our business operations, cash flows or ability to meet our debt obligations.

Preferred securities issued by certain non-consolidated trusts are considered equity in the TETMA and TETMA + Owned Reserves calculations because of their long-term subordinated nature and the ability to defer dividends. Our Adjustable Conversion-Rate Equity Security Units, which exclude purchase accounting adjustments, are also considered equity in these calculations because they include investor obligations to purchase HSBC ordinary shares in 2006.

See “Reconciliations to GAAP Financial Measures” for quantitative reconciliations of non-GAAP financial information to the equivalent GAAP basis financial measure.

Quarterly Highlights

Summary Owned Income Statement	Three Months Ended			% Change from Prior
($ millions)	3/31/04	12/31/03	3/31/03 (1)	Qtr.	Year
Net interest margin and other revenues	$3,060.4	$3,055.6	$2,873.6	.2%	6.5%
Provision for credit losses on owned receivables	927.8	916.7	1,009.6	1.2	(8.1)
Costs and expenses, excluding acquisition related costs	1,410.7	1,268.8	1,223.6	11.2	15.3
HSBC acquisition related costs incurred by Household	—	—	198.2	—	(100.0)

Income before income taxes	721.9	870.1	442.2	(17.0)	63.3
Income taxes	240.8	295.8	186.8	(18.6)	28.9

Net income	$481.1	$574.3	$255.4	(16.2)%	88.4%

Operating net income (2)	$481.1	$574.3	$422.7	(16.2)%	13.8%

Selected Financial Ratios
Owned Basis:
Return on average common shareholder’s equity	11.0%	13.9%	10.0%	(20.9)%	10.0%
Return on average owned assets	1.61	1.95	1.02	(17.4)	57.8
Efficiency ratio	44.0	39.8	47.8	10.6	(7.9)
Net interest margin	7.65	8.14	7.29	(6.0)	4.9
Common and preferred equity to owned assets	15.66	14.82	14.72	5.7	6.4

Managed Basis: (2)
Return on average managed assets	1.33%	1.62%	.82%	(17.9)%	62.2%
Efficiency ratio	40.6	31.1	41.7	30.5	(2.6)
Net interest margin	8.47	8.78	8.30	(3.5)	2.0
Risk adjusted revenue	7.11	7.42	7.18	(4.2)	(1.0)
Tangible equity to tangible managed assets (“TETMA”) (3)	7.72	7.08	6.90	9.0	11.9
Tangible equity plus owned loss reserves to tangible managed assets (“TETMA + Owned Reserves”) (3)	10.67	9.94	9.79	7.3	9.0
Tangible common equity to tangible managed assets (3)	5.64	5.08	4.71	11.0	19.7

Excluding Nonrecurring Items: (2)
Owned Basis:
Return on average common shareholder’s equity	11.0%	13.9%	17.1%	(20.9)%	(35.7)%
Return on average owned assets	1.61	1.95	1.68	(17.4)	(4.2)
Efficiency ratio, normalized	44.0	39.8	40.6	10.6	8.4
Managed Basis:
Return on average managed assets	1.33	1.62	1.36	(17.9)	(2.2)
Efficiency ratio, normalized	40.6	31.1	35.4	30.5	14.7

(1)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to March 31, 2003) to present “combined” results for the three months ended March 31, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.
(2)	These non-GAAP financial measures are provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial information and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.
(3)	TETMA, TETMA + Owned Reserves and tangible common equity to tangible managed assets are non-GAAP financial ratios that are used by Household management and certain rating agencies to evaluate capital adequacy and may differ from similarly named measures presented by other companies. Common and preferred equity to owned assets is the most directly comparable GAAP financial measure. Our equity ratios excluding the impact of “push-down” accounting on our assets and common shareholder’s equity would have been as follows:

	March 31, 2004	December 31, 2003	March 31, 2003
TETMA	9.66%	8.89%	8.78%
TETMA + Owned Reserves	12.61	11.76	11.70
Tangible common equity to tangible managed assets	7.61	6.93	6.60

See “Basis of Reporting” for a discussion on the use of non-GAAP financial measures and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

Consolidated Statements of Income – Owned Basis

Three Months

	Three Months Ended			% Change from Prior
($ millions)	3/31/04	12/31/03	3/31/03 (1)	Qtr.	Year
Finance and other interest income	$2,542.8	$2,637.8	$2,545.0	(3.6)%	(.1)%
Interest expense	637.3	593.9	912.0	7.3	(30.1)

Net interest margin	1,905.5	2,043.9	1,633.0	(6.8)	16.7
Provision for credit losses on owned receivables	927.8	916.7	1,009.6	1.2	(8.1)

Net interest margin after provision for credit losses	977.7	1,127.2	623.4	(13.3)	56.8

Securitization revenue	333.7	334.7	441.1	(.3)	(24.3)
Insurance revenue	210.9	192.4	177.3	9.6	19.0
Investment income	40.8	44.2	81.3	(7.7)	(49.8)
Fee income	267.6	281.6	288.6	(5.0)	(7.3)
Other income	301.9	158.8	252.3	90.1	19.7

Total other revenues	1,154.9	1,011.7	1,240.6	14.2	(6.9)

Salaries and fringe benefits	485.8	507.4	508.6	(4.3)	(4.5)
Sales incentives	78.6	64.6	39.1	21.7	100+
Occupancy and equipment expenses	82.7	103.6	101.2	(20.2)	(18.3)
Other marketing expenses	131.7	141.3	143.5	(6.8)	(8.2)
Other servicing and administrative expenses	226.1	279.6	322.9	(19.1)	(30.0)
Support services from affiliates	177.4	—	—	100.0	100.0
Amortization of acquired intangibles	115.6	82.8	14.3	39.6	100+
Policyholders’ benefits	112.8	89.5	94.0	26.0	20.0
HSBC acquisition related costs incurred by Household	—	—	198.2	—	(100.0)

Total costs and expenses	1,410.7	1,268.8	1,421.8	11.2	(.8)

Income before income taxes	721.9	870.1	442.2	(17.0)	63.3
Income taxes	240.8	295.8	186.8	(18.6)	28.9

Net income	$481.1	$574.3	$255.4	(16.2)%	88.4%

Operating net income (2)	$481.1	$574.3	$422.7	(16.2)%	13.8%

(1)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to March 31, 2003) to present “combined” results for the three months ended March 31, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.
(2)	This non-GAAP financial measure is provided for comparison of our operating trends only and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial measures and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.

Securitization Revenue (1)

	Three Months Ended
($ millions)	3/31/04	12/31/03	3/31/03 (2)
Net initial gains	$2.9	$83.8	$35.3
Net replenishment gains	119.8	138.7	136.9
Servicing revenue and excess spread	211.0	112.2	268.9

Total	$333.7	$334.7	$441.1

(1)	Our interest-only strip receivables, net of the related loss reserve and excluding the mark-to-market adjustment recorded in accumulated other comprehensive income (loss), decreased $112.3 million in the quarter ended March 31, 2004, $137.4 million in the quarter ended December 31, 2003, and $41.5 million in the quarter ended March 31, 2003.
(2)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to March 31, 2003) to present “combined” results for the three months ended March 31, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.

Receivables Securitized

	Three Months Ended
($ millions)	3/31/04	12/31/03	3/31/03 (1)
Auto finance	—	$515.9	$410.8
MasterCard/Visa (2)	$50.0	—	320.0
Private label	—	1,000.0	—
Personal non-credit card	—	1,620.0	510.0

Total	$50.0	$3,135.9	$1,240.8

(1)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to March 31, 2003) to present “combined” results for the three months ended March 31, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.
(2)	MasterCard and Visa are registered trademarks of MasterCard International, Incorporated and VISA USA Inc., respectively.

Credit Quality/Credit Loss Reserves—Owned Basis

Two-Months-and-Over Contractual Delinquency

As a percent of owned consumer receivables, excludes commercial.	3/31/04	12/31/03	3/31/03
Real estate secured	3.87%	4.33%	4.15%
Auto finance	1.68	2.51	2.75
MasterCard/Visa	5.90	5.76	6.87
Private label	5.38	5.42	6.06
Personal non-credit card	9.64	10.01	9.23

Total	5.01%	5.36%	5.50%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average owned consumer receivables, annualized, excludes commercial.	3/31/04	12/31/03	3/31/03
Real estate secured	1.15%	.94%	1.12%
Auto finance	4.65	3.36	7.71
MasterCard/Visa	8.66	8.55	9.26
Private label	5.29	5.05	6.27
Personal non-credit card	11.17	10.11	9.04

Total	4.17%	3.75%	4.22%

Real estate charge-offs and REO expense as a percent of average owned real estate secured receivables	1.63%	1.37%	1.52%

Credit Loss Reserves

($ millions)	3/31/04	12/31/03	3/31/03
Reserves for owned receivables at beginning of quarter	$3,793.1	$3,779.2	$3,332.6
Provision for credit losses	927.8	916.7	1,009.6
Charge-offs, net of recoveries	(970.4)	(883.6)	(873.9)
Other, net	2.5	(19.2)	14.8

Reserves for owned receivables at end of quarter	$3,753.0	$3,793.1	$3,483.1

Reserves as a percent of owned receivables	4.01%	4.11%	4.17%

Nonperforming Assets

($ millions)	3/31/04	12/31/03	3/31/03
Nonaccrual owned receivables	$3,003.2	$3,143.6	$2,880.3
Accruing owned receivables 90 or more days delinquent	876.1	904.5	877.9
Renegotiated commercial loans	1.5	1.6	1.4

Total nonperforming owned receivables	3,880.8	4,049.7	3,759.6
Real estate owned	656.4	631.2	444.9

Total nonperforming assets	$4,537.2	$4,680.9	$4,204.5

Owned credit loss reserves as a percent of nonperforming owned receivables	96.7%	93.7%	92.6%

Balance Sheet Data

($ millions)	3/31/04	12/31/03	3/31/03
Owned assets	$115,872.7	$119,153.9	$107,516.9
Owned receivables	93,650.0	92,378.2	83,438.4
Investment securities (1)	6,736.5	11,073.1	7,081.2
Managed assets (2)	140,229.6	145,354.3	131,772.6
Managed receivables (2)	118,006.9	118,578.6	107,694.1
Debt (3)	92,193.4	96,407.6	85,680.1
Preferred stock	1,100.0	1,100.0	1,100.0
Common shareholder’s equity	17,048.6	16,560.3	14,723.3

1)	Includes amounts held in our credit card bank and other liquidity-related portfolios as well as in our insurance business. The unusually high balance at December 31, 2003 is the result of cash received from the $2.8 billion real estate secured loan sale to HSBC Bank USA on December 31, 2003 as well as excess liquidity.
(2)	These non-GAAP financial measures are provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial measures and “Reconciliations to GAAP Financial Measures” for quantitative reconciliations to the equivalent GAAP basis financial measure.
(3)	Includes junior subordinated notes issued to Household Capital Trusts of $1,059.6 million at March 31, 2004 and $1,061.4 million at December 31, 2003, and preferred securities of Household Capital Trusts of $1,021.9 million at March 31, 2003.

Receivables Analysis

End-of-Period Receivables

($ millions)	3/31/04	12/31/03	3/31/03	% Change from Prior
				Qtr.	Year
Owned receivables:
Real estate secured (1)	$52,440.2	$51,221.0	$47,256.6	2.4%	11.0%
Auto finance	4,936.3	4,138.1	2,156.2	19.3	100+
MasterCard/Visa	10,787.9	11,182.0	8,452.5	(3.5)	27.6
Private label	11,759.1	12,603.8	11,189.4	(6.7)	5.1
Personal non-credit card	13,343.4	12,832.0	13,927.0	4.0	(4.2)
Commercial and other	383.1	401.3	456.7	(4.5)	(16.1)

Total owned receivables	93,650.0	92,378.2	83,438.4	1.4	12.2

Purchase accounting fair value adjustments	366.0	418.9	1,773.8	(12.6)	(79.4)
Accrued finance charges	1,362.9	1,432.4	1,503.5	(4.9)	(9.4)
Credit loss reserve for owned receivables	(3,753.0)	(3,793.1)	(3,483.1)	(1.1)	7.7
Unearned credit insurance premiums and claims reserves	(688.6)	(702.6)	(847.2)	(2.0)	(18.7)
Interest-only strip receivables (2)	861.5	953.6	1,109.4	(9.7)	(22.3)
Amounts due and deferred from receivables sales	234.8	339.9	832.9	(30.9)	(71.8)

Total owned receivables, net	92,033.6	91,027.3	84,327.7	1.1	9.1

Receivables serviced with limited recourse:
Real estate secured	182.1	193.6	339.2	(5.9)	(46.3)
Auto finance	4,092.5	4,674.8	5,226.8	(12.5)	(21.7)
MasterCard/Visa	9,535.7	9,966.7	9,941.8	(4.3)	(4.1)
Private label	5,261.3	5,261.3	3,577.1	—	47.1
Personal non-credit card	5,285.3	6,104.0	5,170.8	(13.4)	2.2

Total receivables serviced with limited recourse	24,356.9	26,200.4	24,255.7	(7.0)	.4

Total managed receivables, net (3)	$116,390.5	$117,227.7	$108,583.4	(.7)%	7.2%

(1)	We sold higher quality non-conforming real estate secured receivables to HSBC Bank USA of $.9 billion on March 31, 2004 and $2.8 billion on December 31, 2003.
(2)	Our estimate of the recourse obligation, which is netted in our interest-only strip receivables, totaled $2.2 billion at March 31, 2004, $2.4 billion at December 31, 2003, and $1.8 billion at March 31, 2003.
(3)	This non-GAAP financial measure is provided for comparison of our operating trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for a discussion on the use of non-GAAP financial measures.

End-of-Period Managed Receivables (1)

($ millions)	3/31/04	12/31/03	3/31/03	% Change from Prior
				Qtr.	Year
Real estate secured (2)	$52,622.3	$51,414.6	$47,595.8	2.3%	10.6%
Auto finance	9,028.8	8,812.9	7,383.0	2.4	22.3
MasterCard/Visa	20,323.6	21,148.7	18,394.3	(3.9)	10.5
Private label	17,020.4	17,865.1	14,766.5	(4.7)	15.3
Personal non-credit card (3)	18,628.7	18,936.0	19,097.8	(1.6)	(2.5)
Commercial and other	383.1	401.3	456.7	(4.5)	(16.1)

Managed portfolio	$118,006.9	$118,578.6	$107,694.1	(.5)%	9.6%

Percent of managed portfolio	3/31/04	12/31/03	3/31/03
Real estate secured	44.6%	43.4%	44.2%
Auto finance	7.7	7.4	6.9
MasterCard/Visa	17.2	17.8	17.1
Private label	14.4	15.1	13.7
Personal non-credit card	15.8	16.0	17.7
Commercial and other	.3	.3	.4

Managed portfolio	100.0%	100.0%	100.0%

(1)	This non-GAAP financial measure is provided for comparison of our trends and should be read in conjunction with our owned basis GAAP financial information. See “Basis of Reporting” for additional discussion on the use of non-GAAP financial measures.
(2)	We sold higher quality non-conforming real estate secured receivables to HSBC Bank USA of $.9 billion on March 31, 2004 and $2.8 billion on December 31, 2003.
(3)	Personal non-credit card receivables are comprised of the following:

($ millions)	3/31/04	12/31/03	3/31/03
Domestic personal non-credit card	$9,658.6	$9,966.3	$10,093.3
Union Plus personal non-credit card	640.4	713.8	977.6
Personal homeowner loans	4,580.3	4,638.8	4,927.3
Foreign non-credit card	3,749.4	3,617.1	3,099.6

Total	$18,628.7	$18,936.0	$19,097.8

Supplemental Managed Basis Information

Revenues, Average Interest-Earning Assets and Net Interest Margin

Securitizations and sales of consumer receivables are a source of liquidity for us. We continue to service the securitized receivables after such receivables are sold and we retain a limited recourse obligation. Securitizations impact the classification of revenues. When reporting on a managed basis, net interest margin, provision for credit losses, and fee income related to receivables securitized and sold are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

Three Months

	Three Months Ended						% Change from Prior
($ millions)	3/31/04	(1)	12/31/03	(1)	3/31/03 (2)	(1)	Qtr.	Year
Finance and other interest income	$3,416.6	10.94%	$3,471.9	11.11%	$3,423.0	12.04%	(1.6)%	(.2)%
Interest expense	772.0	2.47	728.2	2.33	1,064.4	3.74	6.0	(27.5)

Net interest margin	2,644.6	8.47%	2,743.7	8.78%	2,358.6	8.30%	(3.6)	12.1
Provision for credit losses	1,180.9		1,748.0		1,416.9		(32.4)	(16.7)

Net interest margin after provision for credit losses	$1,463.7		$995.7		$941.7		47.0%	55.4%

Insurance revenue	$210.9		$192.4		$177.3		9.6%	19.0%
Investment income	40.8		44.2		81.3		(7.7)	(49.8)
Fee income	464.9		483.0		443.2		(3.7)	4.9
Securitization revenue	(349.6)		264.8		(31.8)		(100+ )	100+
Other income	301.9		158.8		252.3		90.1	19.7

Total other revenues	$668.9		$1,143.2		$922.3		(41.5)%	(27.5)%

Average managed receivables:
Real estate secured	$52,164.8		$53,844.9		$46,756.5		(3.1)%	11.6%
Auto finance	8,902.0		8,627.7		7,362.9		3.2	20.9
MasterCard/Visa	20,823.0		20,322.6		18,676.4		2.5	11.5
Private label	17,470.5		17,058.5		14,839.1		2.4	17.7
Personal non-credit card	18,857.3		18,866.3		19,398.0		—	(2.8)
Commercial and other	391.0		403.1		458.4		(3.0)	(14.7)
Purchase accounting fair value adjustments	390.5		443.7		57.2		(12.0)	100+

Total	118,999.1		119,566.8		107,548.5		(.5)	10.6
Average noninsurance investments	5,313.2		4,792.8		5,551.9		10.9	(4.3)
Other interest-earning assets	641.2		637.4		619.9		.6	3.4

Average managed interest-earning assets	$124,953.5		$124,997.0		$113,720.3		—%	9.9%

(1)	% Columns: comparison to average managed interest-earning assets, annualized.
(2)	To assist in the comparability of our financial results, the “predecessor” period (January 1 to March 28, 2003) has been combined with the “successor” period (March 29 to March 31, 2003) to present “combined” results for the three months ended March 31, 2003. See “Basis of Reporting” for additional information regarding the “successor” period and “predecessor” period.

Supplemental Managed Basis Information

Credit Quality/Credit Loss Reserves—Managed Basis

Two-Months-and-Over Contractual Delinquency

As a percent of managed consumer receivables, excludes commercial.	3/31/04	12/31/03	3/31/03
Real estate secured	3.89%	4.35%	4.18%
Auto finance	2.63	3.84	2.90
MasterCard/Visa	4.35	4.16	4.57
Private label	4.98	4.94	5.77
Personal non-credit card	10.36	10.69	9.65

Total	5.06%	5.39%	5.36%

Quarter-to-Date Charge-offs, Net of Recoveries

As a percent of average managed consumer receivables, annualized, excludes commercial.	3/31/04	12/31/03	3/31/03
Real estate secured	1.15%	.94%	1.12%
Auto finance	7.81	6.27	8.10
MasterCard/Visa	7.08	7.03	7.01
Private label	5.06	4.95	5.91
Personal non-credit card	11.21	10.05	9.18

Total	4.88%	4.39%	4.75%

Real estate charge-offs and REO expense as a percent of average managed real estate secured receivables	1.63%	1.37%	1.52%

Credit Loss Reserves

($ millions)	3/31/04	12/31/03	3/31/03
Reserves for managed receivables at beginning of quarter	$6,166.6	$5,733.2	$5,092.1
Provision for credit losses	1,180.9	1,748.0	1,416.9
Charge-offs, net of recoveries	(1,441.9)	(1,304.1)	(1,272.3)
Other, net	5.9	(10.5)	22.6

Reserves for managed receivables at end of quarter	$5,911.5	$6,166.6	$5,259.3

Reserves as a percent of managed receivables	5.01%	5.20%	4.88%

Nonperforming Assets

($ millions)	3/31/04	12/31/03	3/31/03
Nonaccrual managed receivables	$3,726.7	$4,009.2	$3,517.8
Accruing managed receivables 90 or more days delinquent	1,208.0	1,215.1	1,207.1
Renegotiated commercial loans	1.5	1.6	1.4

Total nonperforming managed receivables	4,936.2	5,225.9	4,726.3
Real estate owned	656.4	631.2	444.9

Total nonperforming assets	$5,592.6	$5,857.1	$5,171.2

Managed credit loss reserves as a percent of nonperforming managed receivables	119.8%	118.0%	111.3%

Supplemental Managed Basis Information

Restructuring Statistics

Our policies and practices for the collection of consumer receivables, including our customer account management policies and practices, permit us to reset the contractual delinquency status of an account to current, based on indicia or criteria which, in our judgment, evidence continued payment probability. Such policies and practices vary by product and are designed to manage customer relationships, maximize collection opportunities and avoid foreclosure or repossession if reasonably possible.

The tables below summarize approximate restructuring statistics in our managed basis domestic portfolio. We report our restructuring statistics on a managed basis only because the receivables that we securitize are subject to underwriting standards comparable to our owned portfolio, are serviced and collected without regard to ownership and result in a similar credit loss exposure for us. Our restructure statistics are compiled using certain assumptions and estimates and we continue to enhance our ability to capture restructure data across all business units. When comparing restructuring statistics from different periods, the fact that our restructure policies and practices will change over time, that exceptions are made to those policies and practices, and that our data capture methodologies will be enhanced over time, should be taken into account. Further, to the best of our knowledge, most of our competitors do not disclose account restructuring, reaging, loan rewriting, forbearance, modification, deferment or extended payment information comparable to the information we have disclosed, and the lack of such disclosure by other lenders may limit the ability to draw meaningful conclusions about us and our business based solely on data or information regarding account restructuring statistics or policies.

Total Restructured by Restructure Period — Domestic Portfolio—(1) (Managed Basis)	3/31/04	12/31/03	3/31/03
Never restructured	84.7%	84.4%	83.3%
Restructured:
Restructured in the last 6 months	6.2	6.7	7.5
Restructured in the last 7-12 months	3.9	3.8	3.6
Previously restructured beyond 12 months	5.2	5.1	5.6

Total ever restructured (2)	15.3	15.6	16.7

Total	100.0%	100.0%	100.0%

Total Restructured by Product — Domestic Portfolio—(1)
(Managed Basis) ($ millions)	3/31/04		12/31/03		3/31/03
Real estate secured	$9,506.0	18.9%	$9,548.5	19.4%	$9,163.4	20.0%
Auto finance	1,255.0	13.9	1,295.5	14.7	1,247.7	16.9
MasterCard/Visa	504.6	2.8	583.7	3.1	549.2	3.4
Private label	990.0	7.0	1,064.6	7.1	1,225.8	9.6
Personal non-credit card	3,913.3	26.3	4,074.9	26.6	4,127.5	25.8

Total (2)	$16,168.9	15.3%	$16,567.2	15.6%	$16,313.6	16.7%

(1)	Excludes foreign businesses, commercial and other. Amounts also include accounts as to which the delinquency status has been reset to current for reasons other than restructuring (e.g. correcting the misapplication of a timely payment).
(2)	Total including foreign businesses was 14.4 percent at March 31, 2004, 14.7 percent at December 31, 2003, and 15.8 percent at March 31, 2003.

The amount of domestic and foreign managed receivables in forbearance, modification, credit card services approved consumer credit counseling accommodations, rewrites or other customer account management techniques for which we have reset delinquency and that is not included in the restructured or delinquency statistics was approximately $1.0 billion or .8 percent of managed receivables at March 31, 2004, $1.0 billion or .9 percent of managed receivables at December 31, 2003 and $1.1 billion or 1.0 percent of managed receivables at March 31, 2003.

Reconciliations to GAAP Financial Measures

Selected Financial Ratios

	Three Months Ended
($ millions)	3/31/04	12/31/03	3/31/03
Return on Average Common Shareholder’s Equity:

Net income	$481.1	$574.3	$255.4
Dividends on preferred stock	(17.9)	(17.9)	(22.2)

Net income available to common shareholders	$463.2	$556.4	$233.2
HSBC acquisition related costs incurred by Household	—	—	167.3

Operating net income available to common shareholders	$463.2	$556.4	$400.5

Average common shareholder’s equity	$16,800.4	$16,050.5	$9,354.6

Return on average common shareholder’s equity	11.0%	13.9%	10.0%
Return on average common shareholder’s equity, operating basis	11.0	13.9	17.1

Return on Average Assets:
Net income	$481.1	$574.3	$255.4
Operating net income	481.1	574.3	422.7

Average assets:
Owned basis	$119,461.5	$117,659.5	$100,437.9
Serviced with limited recourse	25,277.4	24,568.1	24,155.3

Managed basis	$144,738.9	$142,227.6	$124,593.2

Return on average owned assets	1.61%	1.95%	1.02%
Return on average owned assets, operating basis	1.61	1.95	1.68
Return on average managed assets	1.33	1.62	.82
Return on average managed assets, operating basis	1.33	1.62	1.36

Efficiency Ratio:
Total costs and expenses less policyholders’ benefits	$1,297.9	$1,179.3	$1,327.8
HSBC acquisition related costs incurred by Household	—	—	(198.2)

Total costs and expenses less policyholders’ benefits, excluding nonrecurring items	$1,297.9	$1,179.3	$1,129.6

Net interest margin and other revenues
less policyholders’ benefits:
Owned basis	$2,947.6	$2,966.1	$2,779.6
Serviced with limited recourse	253.1	831.3	407.3

Managed basis	$3,200.7	$3,797.4	$3,186.9

Owned basis efficiency ratio	44.0%	39.8%	47.8%
Owned basis efficiency ratio, operating basis	44.0	39.8	40.6
Managed basis efficiency ratio	40.6	31.1	41.7
Managed basis efficiency ratio, operating basis	40.6	31.1	35.4

Managed Basis Risk Adjusted Revenue:
Net interest margin	$2,644.6	$2,743.7	$2,358.6
Other revenues, excluding securitization revenue	1,018.5	878.4	954.1
Less: Net charge-offs	(1,441.9)	(1,304.1)	(1,272.3)

Risk adjusted revenue	$2,221.2	$2,318.0	$2,040.4
Average interest-earning assets	124,953.5	124,997.0	113,720.3

Managed basis risk adjusted revenue	7.11%	7.42%	7.18%

Reconciliations to GAAP Financial Measures

Revenues, Average Interest-Earning Assets and Net Interest Margin

	Three Months Ended 3/31/04			Three Months Ended 12/31/03			Three Months Ended 3/31/03
($ millions)	Owned	Serviced with Limited Recourse (1)	Managed	Owned	Serviced with Limited Recourse (1)	Managed	Owned	Serviced with Limited Recourse (1)	Managed
Finance and other interest income	$2,542.8	$873.8	$3,416.6	$2,637.8	$834.1	$3,471.9	$2,545.0	$878.0	$3,423.0
Interest expense	637.3	134.7	772.0	593.9	134.3	728.2	912.0	152.4	1,064.4

Net interest margin	1,905.5	739.1	2,644.6	2,043.9	699.8	2,743.7	1,633.0	725.6	2,358.6
Provision for credit losses	927.8	253.1	1,180.9	916.7	831.3	1,748.0	1,009.6	407.3	1,416.9

Net interest margin after provision for credit losses	$977.7	$486.0	$1,463.7	$1,127.2	$(131.5)	$995.7	$623.4	$318.3	$941.7

Securitization revenue	$333.7	$(683.3)	$(349.6)	$334.7	$(69.9)	$264.8	$441.1	$(472.9)	$(31.8)
Insurance revenue	210.9	—	210.9	192.4	—	192.4	177.3	—	177.3
Investment income	40.8	—	40.8	44.2	—	44.2	81.3	—	81.3
Fee income	267.6	197.3	464.9	281.6	201.4	483.0	288.6	154.6	443.2
Other income	301.9	—	301.9	158.8	—	158.8	252.3	—	252.3

Total other revenues	$1,154.9	$(486.0)	$668.9	$1,011.7	$131.5	$1,143.2	$1,240.6	$(318.3)	$922.3

Average receivables	$93,721.7	$25,277.4	$118,999.1	$94,998.7	$24,568.1	$119,566.8	$83,393.2	$24,155.3	$107,548.5
Average noninsurance investments	5,313.2	—	5,313.2	4,792.8	—	4,792.8	5,551.9	—	5,551.9
Other interest-earning assets	641.2	—	641.2	637.4	—	637.4	619.9	—	619.9

Average interest-earning assets	$99,676.1	$25,277.4	$124,953.5	$100,428.9	$24,568.1	$124,997.0	$89,565.0	$24,155.3	$113,720.3

Net interest margin as a percentage of average interest-earning assets	7.65%	11.70%	8.47%	8.14%	11.39%	8.78%	7.29%	12.02%	8.30%

(1)	When reporting on a managed basis, finance and other interest income, interest expense, provision for credit losses and fee income related to securitized receivables are reclassified from securitization revenue in our owned statements of income into the appropriate caption.

Reconciliations to GAAP Financial Measures

Credit Quality/Credit Loss Reserves

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs, Net of Recoveries
($ millions)	Two-Months-and-Over Contractual Delinquency	Consumer Receivables Outstanding	Two-Months-and-Over Contractual Delinquency	Net Charge-offs	Average Consumer Receivables	Net Charge-offs
March 31, 2004
Owned:
First mortgage	$2.2	$31.8	6.92%	$.4	$33.5	4.78%
Real estate secured	2,030.7	52,440.2	3.87	149.1	51,976.2	1.15
Auto finance	82.8	4,936.3	1.68	52.4	4,511.2	4.65
MasterCard/Visa	636.9	10,787.9	5.90	240.9	11,129.0	8.66
Private label	632.5	11,759.1	5.38	161.4	12,209.2	5.29
Personal non-credit card	1,285.8	13,343.4	9.64	366.2	13,114.6	11.17

Total	$4,670.9	$93,298.7	5.01%	$970.4	$92,973.7	4.17%

Serviced with Limited Recourse:
Real estate secured	$18.3	$182.1	10.05%	$.5	$188.6	1.06%
Auto finance	155.0	4,092.5	3.79	121.5	4,390.8	11.07
MasterCard/Visa	246.6	9,535.7	2.59	127.7	9,694.0	5.27
Private label	215.4	5,261.3	4.09	59.6	5,261.3	4.53
Personal non-credit card	645.0	5,285.3	12.20	162.2	5,742.7	11.30

Total	$1,280.3	$24,356.9	5.26%	$471.5	$25,277.4	7.46%

Managed:
First mortgage	$2.2	$31.8	6.92%	$.4	$33.5	4.78%
Real estate secured	2,049.0	52,622.3	3.89	149.6	52,164.8	1.15
Auto finance	237.8	9,028.8	2.63	173.9	8,902.0	7.81
MasterCard/Visa	883.5	20,323.6	4.35	368.6	20,823.0	7.08
Private label	847.9	17,020.4	4.98	221.0	17,470.5	5.06
Personal non-credit card	1,930.8	18,628.7	10.36	528.4	18,857.3	11.21

Total	$5,951.2	$117,655.6	5.06%	$1,441.9	$118,251.1	4.88%

December 31, 2003
Owned:
First mortgage	$3.2	$35.0	9.14%	$.1	$35.4	1.13%
Real estate secured	2,216.9	51,221.0	4.33	126.3	53,642.1	.94
Auto finance	104.0	4,138.1	2.51	33.3	3,961.1	3.36
MasterCard/Visa	643.7	11,182.0	5.76	221.9	10,379.1	8.55
Private label	683.7	12,603.8	5.42	158.6	12,563.8	5.05
Personal non-credit card	1,284.6	12,832.0	10.01	343.9	13,605.8	10.11

Total	$4,936.1	$92,011.9	5.36%	$884.1	$94,187.3	3.75%

Serviced with Limited Recourse:
Real estate secured	$21.4	$193.6	11.05%	$.8	$202.8	1.58%
Auto finance	234.4	4,674.8	5.01	102.0	4,666.6	8.74
MasterCard/Visa	236.8	9,966.7	2.38	135.1	9,943.5	5.43
Private label	199.3	5,261.3	3.79	52.4	4,494.7	4.66
Personal non-credit card	740.0	6,104.0	12.12	130.2	5,260.5	9.90

Total	$1,431.9	$26,200.4	5.47%	$420.5	$24,568.1	6.85%

Managed:
First mortgage	$3.2	$35.0	9.14%	$.1	$35.4	1.13%
Real estate secured	2,238.3	51,414.6	4.35	127.1	53,844.9	.94
Auto finance	338.4	8,812.9	3.84	135.3	8,627.7	6.27
MasterCard/Visa	880.5	21,148.7	4.16	357.0	20,322.6	7.03
Private label	883.0	17,865.1	4.94	211.0	17,058.5	4.95
Personal non-credit card	2,024.6	18,936.0	10.69	474.1	18,866.3	10.05

Total	$6,368.0	$118,212.3	5.39%	$1,304.6	$118,755.4	4.39%

Reconciliations to GAAP Financial Measures

	Two-Months-and-Over Contractual Delinquency			Quarter-to-Date Charge-offs, Net of Recoveries
($ millions)	Two-Months-and-Over Contractual Delinquency	Consumer Receivables Outstanding	Two-Months-and-Over Contractual Delinquency	Net Charge-offs	Average Consumer Receivables	Net Charge-offs
March 31, 2003
Owned:
First mortgage	$4.4	$41.4	10.63%	$.1	$42.8	.93%
Real estate secured	1,959.9	47,256.6	4.15	129.6	46,385.1	1.12
Auto finance	59.2	2,156.2	2.75	41.8	2,168.2	7.71
MasterCard/Visa	580.9	8,452.5	6.87	205.5	8,881.6	9.26
Private label	677.6	11,189.4	6.06	176.6	11,262.0	6.27
Personal non-credit card	1,285.1	13,927.0	9.23	320.3	14,180.7	9.04

Total	$4,567.1	$83,023.1	5.50%	$873.9	$82,920.4	4.22%

Serviced with Limited Recourse:
Real estate secured	$31.2	$339.2	9.20%	$1.8	$371.4	1.94%
Auto finance	155.1	5,226.8	2.97	107.2	5,194.7	8.25
MasterCard/Visa	259.0	9,941.8	2.61	121.8	9,794.8	4.97
Private label	174.7	3,577.1	4.88	42.5	3,577.1	4.75
Personal non-credit card	557.9	5,170.8	10.79	125.1	5,217.3	9.59

Total	$1,177.9	$24,255.7	4.86%	$398.4	$24,155.3	6.60%

Managed:
First mortgage	$4.4	$41.4	10.63%	$.1	$42.8	.93%
Real estate secured	1,991.1	47,595.8	4.18	131.4	46,756.5	1.12
Auto finance	214.3	7,383.0	2.90	149.0	7,362.9	8.10
MasterCard/Visa	839.9	18,394.3	4.57	327.3	18,676.4	7.01
Private label	852.3	14,766.5	5.77	219.1	14,839.1	5.91
Personal non-credit card	1,843.0	19,097.8	9.65	445.4	19,398.0	9.18

Total	$5,745.0	$107,278.8	5.36%	$1,272.3	$107,075.7	4.75%

Reconciliations to GAAP Financial Measures

($ millions)	Owned	Serviced with Limited Recourse	Managed
Real Estate Charge-offs and REO Expense:
Three months ended March 31, 2004
Real estate charge-offs and REO expense	$212.1	$.5	$212.6
Average real estate secured receivables	51,976.2	188.6	52,164.8

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables	1.63%	1.06%	1.63%

Three months ended December 31, 2003
Real estate charge-offs and REO expense	$183.3	$.8	$184.1
Average real estate secured receivables	53,642.1	202.8	53,844.9

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables	1.37%	1.58%	1.37%

Three months ended March 31, 2003
Real estate charge-offs and REO expense	$176.2	$1.8	$178.0
Average real estate secured receivables	46,385.1	371.4	46,756.5

Real estate charge-offs and REO expense as a percentage of average real estate secured receivables	1.52%	1.94%	1.52%

Credit Loss Reserves:
Three months ended March 31, 2004
Reserves for receivables at beginning of quarter	$3,793.1	$2,373.5	$6,166.6
Provision for credit losses	927.8	253.1	1,180.9
Charge-offs, net of recoveries	(970.4)	(471.5)	(1,441.9)
Other, net	2.5	3.4	5.9

Reserves for receivables at end of quarter	$3,753.0	$2,158.5	$5,911.5

Receivables	$93,650.0	$24,356.9	$118,006.9
Credit loss reserves as a percent of receivables	4.01%	8.86%	5.01%

Three months ended December 31, 2003
Reserves for receivables at beginning of quarter	$3,779.2	$1,954.0	$5,733.2
Provision for credit losses	916.7	831.3	1,748.0
Charge-offs, net of recoveries	(883.6)	(420.5)	(1,304.1)
Other, net	(19.2)	8.7	(10.5)

Reserves for receivables at end of quarter	$3,793.1	$2,373.5	$6,166.6

Receivables	$92,378.2	$26,200.4	$118,578.6
Credit loss reserves as a percent of receivables	4.11%	9.06%	5.20%

Three months ended March 31, 2003
Reserves for receivables at beginning of quarter	$3,332.6	$1,759.5	$5,092.1
Provision for credit losses	1,009.6	407.3	1,416.9
Charge-offs, net of recoveries	(873.9)	(398.4)	(1,272.3)
Other, net	14.8	7.8	22.6

Reserves for receivables at end of quarter	$3,483.1	$1,776.2	$5,259.3

Receivables	$83,438.4	$24,255.7	$107,694.1
Credit loss reserves as a percent of receivables	4.17%	7.32%	4.88%

Reconciliations to GAAP Financial Measures

($ millions)	Owned	Serviced with Limited Recourse	Managed
Nonperforming Assets:
March 31, 2004
Nonaccrual receivables	$3,003.2	$723.5	$3,726.7
Accruing receivables 90 or more days delinquent	876.1	331.9	1,208.0
Renegotiated commercial loans	1.5	—	1.5

Total nonperforming receivables	3,880.8	1,055.4	4,936.2
Real estate owned	656.4	—	656.4

Total nonperforming assets	$4,537.2	$1,055.4	$5,592.6

Credit loss reserves as a percent of nonperforming receivables	96.7%	—	119.8%

December 31, 2003
Nonaccrual receivables	$3,143.6	$865.6	$4,009.2
Accruing receivables 90 or more days delinquent	904.5	310.6	1,215.1
Renegotiated commercial loans	1.6	—	1.6

Total nonperforming receivables	4,049.7	1,176.2	5,225.9
Real estate owned	631.2	—	631.2

Total nonperforming assets	$4,680.9	$1,176.2	$5,857.1

Credit loss reserves as a percent of nonperforming receivables	93.7%	—	118.0%

March 31, 2003
Nonaccrual receivables	$2,880.3	$637.5	$3,517.8
Accruing receivables 90 or more days delinquent	877.9	329.2	1,207.1
Renegotiated commercial loans	1.4	—	1.4

Total nonperforming receivables	3,759.6	966.7	4,726.3
Real estate owned	444.9	—	444.9

Total nonperforming assets	$4,204.5	$966.7	$5,171.2

Credit loss reserves as a percent of nonperforming receivables	92.6%	—	111.3%

Reconciliations to GAAP Financial Measures

Equity Ratios

($ millions)	March 31, 2004	December 31, 2003	March 31, 2003
Tangible common equity:
Common shareholder’s equity	$17,048.6	$16,560.3	$14,723.3
Exclude:
Unrealized gains on cash flow hedging instruments	(38.8)	(97.4)	(41.9)
Unrealized gains on investments and interest-only strip receivables	(215.9)	(167.0)	(6.6)
Acquired intangibles	(2,749.4)	(2,855.8)	(1,880.0)
Goodwill	(6,853.1)	(6,697.0)	(7,137.1)

Tangible common equity	7,191.4	6,743.1	5,657.7
Purchase accounting adjustments	2,482.4	2,426.4	2,203.0

Tangible common equity, excluding purchase accounting adjustments	$9,673.8	$9,169.5	$7,860.7

Tangible shareholder’s equity:
Tangible common equity	$7,191.4	$6,743.1	$5,657.7
Preferred stock	1,100.0	1,100.0	1,100.0
Mandatorily redeemable preferred securities of Household Capital Trusts	1,029.4	1,031.2	1,021.9
Adjustable Conversion-Rate Equity Security Units	521.8	519.1	511.0

Tangible shareholder’s equity	9,842.6	9,393.4	8,290.6
Purchase accounting adjustments	2,428.0	2,370.2	2,156.1

Tangible shareholder’s equity, excluding purchase accounting adjustments	$12,270.6	$11,763.6	$10,446.7

Tangible shareholder’s equity plus owned loss reserves:
Tangible shareholder’s equity	$9,842.6	$9,393.4	$8,290.6
Owned loss reserves	3,753.0	3,793.1	3,483.1

Tangible shareholder’s equity plus owned loss reserves	13,595.6	13,186.5	11,773.7
Purchase accounting adjustments	2,428.0	2,370.2	2,156.1

Tangible shareholder’s equity plus owned loss reserves, excluding purchase accounting adjustments	$16,023.6	$15,556.7	$13,929.8

Tangible managed assets:
Owned assets	$115,872.7	$119,153.9	$107,516.9
Receivables serviced with limited recourse	24,356.9	26,200.4	24,255.7

Managed assets	140,229.6	145,354.3	131,772.6
Exclude:
Acquired intangibles	(2,749.4)	(2,855.8)	(1,880.0)
Goodwill	(6,853.1)	(6,697.0)	(7,137.1)
Derivative financial assets	(3,189.7)	(3,117.7)	(2,523.3)

Tangible managed assets	127,437.4	132,683.8	120,232.2
Purchase accounting adjustments	(371.3)	(431.2)	(1,194.6)

Tangible managed assets, excluding purchase accounting adjustments	$127,066.1	$132,252.6	$119,037.6

Equity ratios:
Common and preferred equity to owned assets	15.66%	14.82%	14.72%
Tangible common equity to tangible managed assets	5.64	5.08	4.71
Tangible shareholder’s equity to tangible managed assets	7.72	7.08	6.90
Tangible shareholder’s equity plus owned loss reserves to tangible managed assets	10.67	9.94	9.79
Excluding purchase accounting adjustments:
Tangible common equity to tangible managed assets	7.61	6.93	6.60
Tangible shareholder’s equity to tangible managed assets	9.66	8.89	8.78
Tangible shareholder’s equity plus owned loss reserves to tangible managed assets	12.61	11.76	11.70